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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2005


                          NEW YORK MORTGAGE TRUST, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                        001-32216              47-0934168
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                           1301 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                          ----------------------------
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (212) 634-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     New York Mortgage Trust, Inc. (the "Company") announced in a press release issued on July 1, 2005 that Raymond A. Redlingshafer, Jr., the Company's President and Chief Investment Officer and a member of its Board of Directors, has resigned each of these positions effective June 30, 2005.

     In connection with Mr. Redlingshafer's departure, the Company entered into a separation and release agreement with Mr. Redlingshafer dated June 30, 2005 (the "Separation Agreement") that provides for severance benefits in the form of an approximately $2.5 million lump sum payment and approximately $400,000 of equity incentive awards which immediately vested and became exercisable under the terms of the agreement.

     This summary is qualified in its entirety by reference to the Separation Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     The Company announced today that Mr. Redlingshafer, a member of the Company's Board of Directors, resigned effective June 30, 2005. See Item 1.01 above. Mr. Redlingshafer and the Company have no disagreements with respect to any matter, including, but not limited to with respect to any accounting-related policy or matter.

     Effective immediately, Steven B. Schnall, the Company's Chairman and Co-Chief Executive Officer, will assume the additional role of President, David
A. Akre, the Company's other Co-Chief Executive Officer, will assume the additional role of Vice Chairman and Steven R. Mumma, the Company's Chief Operating Officer, will assume the additional role of Chief Investment Officer.

ITEM 7.01 REGULATION FD DISCLOSURE.

     A copy of a press release announcing Mr. Redlingshafer's resignation and other matters is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibit. Exhibits 10.1 is being filed and Exhibit 99.1 is being furnished as an exhibit to this Current Report on Form 8-K.

          10.1 Separation and Release Agreement, dated June 30, 2005, by and between the Company and Raymond A. Redlingshafer, Jr.

          99.1 Press Release, dated July 1, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW YORK MORTGAGE TRUST, INC.

July 1, 2005                             /s/  David A. Akre
                                         -------------------------------
                                              David A. Akre
                                              Co-Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit Number          Description
--------------          -----------

10.1 Separation and Release Agreement, dated June 30, 2005, by and between the Company and Raymond A. Redlingshafer, Jr.

99.1                    Press Release, dated July 1, 2005